UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2004

LA JOLLA PHARMACEUTICAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive
San Diego, California 92121
(Address of Principal Executive Offices, including Zip Code)

(858) 452-6600
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     In a press release on August 5, 2004, La Jolla Pharmaceutical Company announced and commented on its financial results for its second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under Item 12 Results of Operations and Financial Condition.

     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	LA JOLLA PHARMACEUTICAL COMPANY
	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President Finance, Controller and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release (furnished pursuant to Item 12 of Form 8-K)